UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer

Advisors Series Trust

c/o U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue, 4th Floor

Milwaukee, WI 53202

(Name and address of agent for service)

(626) 914-7235

Registrant’s telephone number, including area code

Date of fiscal year end: July 31, 2024

Date of reporting period: July 31, 2024

Item 1. Reports to Stockholders.

(a)

O’Shaughnessy Market Leaders Value Fund
Class I | OFVIX
Annual Shareholder Report | July 31, 2024
This annual shareholder report contains important information about the O’Shaughnessy Market Leaders Value Fund for the period of August 1, 2023, to July 31, 2024. You can find additional information about the Fund at https://osfunds.com/. You can also request this information by contacting us at 1-877-291-7827.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$59	0.54%
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
For the 12-month period ended July 31, 2024, the Market Leaders Value Fund underperformed its primary benchmark returning 21.29% (NAV) versus 21.50% for the Russell 1000® Index. Versus its secondary benchmark, the Market Leaders Value Fund outperformed the benchmark returning 21.29% (NAV) versus 14.80% for the Russell 1000® Value Index.
WHAT FACTORS INFLUENCED PERFORMANCE
RUSSELL 1000 INDEX COMPARISON
When looking at the contributions to performance, we first address how the investment process performed in the marketplace, and then examine the returns from different GICS sectors and specific stocks that contributed to performance. We evaluate the impact of our decision to start with an equal-weighted universe, as opposed to the market capitalization-weighted index, by measuring the difference in performance between the benchmark, and the benchmark as if it were an equal-weighted portfolio. In the period, having lower in market cap exposure hurt the strategy by -7.54%. We measure the impact of our focus on the top decile of stocks by Shareholder Yield, which contributed +5.60%. From the top decile of Shareholder Yield, we eliminate low quality stocks. Doing so had a positive impact of +1.21% to relative returns. Our portfolio construction methodology, which seeks to own more of stocks qualifying more frequently, recently, and with the highest overall factor profile had a positive impact of +1.44%.
From a sector standpoint, our underweight Health Care and overweight to Financials aided returns, while our overweight to Energy and underweight to Information Technology detracted from performance. Overall, sector allocation decisions hurt returns. Selection within sectors contributed and was a significant driver of performance. Selection within Information Technology and Financials was the largest contributor while selection within Industrials and Communication Services detracted. Key single name contributors for the period include KLA Corp., Synchrony Financial, Hartford Financial Services. Overweights to C.H. Robinson Worldwide, Inc. and Comcast Corp. detracted. The largest detractor from performance within the period was the screening of Nvidia, which had an over 150% return.

RUSSELL 1000 VALUE INDEX COMPARISON
When looking at the contributions to performance, we first address how the investment process performed in the marketplace, and then examine the returns from different GICS sectors and specific stocks that contributed to performance. We evaluate the impact of our decision to start with an equal-weighted universe, as opposed to the market capitalization-weighted index, by measuring the difference in performance between the benchmark, and the benchmark as if it were an equal-weighted portfolio. In the period, having lower in market cap exposure hurt the strategy by -0.76%. We measure the impact of our focus on the top decile of stocks by Shareholder Yield, which contributed +4.90%. From the top decile of Shareholder Yield, we eliminate low quality stocks. Doing so had a positive impact of +1.16% to relative returns. Our portfolio construction methodology, which seeks to own more of stocks qualifying more frequently, recently, and with the highest overall factor profile had a positive impact of +1.19%.
From a sector standpoint, our underweight Health Care and Consumer Staples and overweight to Industrials aided returns, while our overweight to Consumer Discretionary and Materials detracted from performance. Overall, sector allocation decisions aided returns. Selection within sectors also contributed and was a significant driver of outperformance.
O’Shaughnessy Market Leaders Value Fund	PAGE 1	TSR_AR_00770X444

Selection within Information Technology and Financials was the largest contributors while selection within Industrials and Communication Services detracted. Key single name contributors for the period include KLA Corp., Synchrony Financial, Hartford Financial Services, and Marathon Petroleum Corp. Overweights to C.H. Robinson Worldwide, Inc. and Comcast Corp. detracted, as did the exclusion of JP Morgan Chase & Co.
POSITIONING
The Market Leaders Value Fund continues to key in on names with high-ranking Shareholder Yields. Stocks deliver returns to shareholders over time based on three drivers—ability to grow their business, expansion of their price multiple, and prudent capital allocation practices like returning capital to shareholders. We view share buybacks as one of many levers that management teams can use to allocate capital. Within Shareholder Yield, buybacks sit side-by-side with dividend yield, another mechanism for the return of capital. We acknowledge that all companies executing buybacks are not created equally, and some firms should likely not be returning cash. We believe these firms will likely go on to underperform, and our process is designed to exclude such stocks from our portfolio. We focus on a subset of firms returning capital to shareholders at super-normal rates, as this tends to be indicative of management’s conviction in the underlying business. Our quality screens further attempt to exclude firms executing buybacks for the wrong reasons—performing debt for equity swaps and manipulating earnings per share.
Because of our bias towards names with high Shareholder Yield and lower valuations, we utilize our secondary benchmark, the Russell 1000 Value, to measure our active positioning. These characteristics tend to differ meaningfully for the Russell 1000 Value versus the broad-based Russell 1000 and we believe the value index represents a comparison more closely aligned with the  Fund’s process.
As of July 31st, 2024, the Fund’s holdings showed a significantly higher Shareholder Yield than the benchmark. Our Fund returned over 2.6 times more capital to shareholders than the benchmark while maintaining a discounted Price to Earnings and Price to Sales ratio, 25% and 28% respectively. Additionally, our holdings have over 2.4 times the free cashflow yield. Our Fund chooses holdings with disciplined management teams that have been returning capital to shareholders at super-normal rates.
Our research leads us to believe that market leadership is cyclical, but that valuation, quality, momentum, and yield are incredibly effective individual selection factors given a three- to five-year time horizon. We believe that maintaining a portfolio of stocks trading at discounted valuations that possess reasonable quality, decent momentum, and high shareholder yields is a compelling long-term investment strategy with a considerably higher probability of success than trying to generate outperformance through market timing or traditional stock picking.

Top Contributors
↑	KLA CORP.
↑	SYNCHRONY FINANCIAL
↑	HARTFORD FINANCIAL SERVICES
↑	MARATHON PETROLEUM CORP.
↑	DELL TECHNOLOGIES, INC.

Top Detractors
↓	C. H. ROBINSON WORLDWIDE, INC.
↓	COMCAST CORP.
↓	JP MORGAN CHASE & CO.
↓	COTERRA ENERGY, INC.
↓	GE AEROSPACE
HOW DID THE FUND PERFORM SINCE INCEPTION?*
The $10,000 chart reflects a hypothetical $10,000 investment in the class of shares noted and assumes the maximum sales charge. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including 12b-1 fees, management fees and other expenses were deducted.
O’Shaughnessy Market Leaders Value Fund	PAGE 2	TSR_AR_00770X444

CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	5 Year	Since Inception (02/26/2016)
Class I (without sales charge)	21.29	12.45	12.79
Russell 1000 Total Return	21.50	14.59	15.00
Russell 1000 Value Total Return	14.80	9.92	10.99
Visit https://osfunds.com/ for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (as of July 31, 2024)

Net Assets	$213,220,338
Number of Holdings	59
Net Advisory Fee	$937,785
Portfolio Turnover	54%
30-Day SEC Yield	1.85%
30-Day SEC Yield Unsubsidized	1.85%
Visit https://osfunds.com/ for more recent performance information.
WHAT DID THE FUND INVEST IN? (as of July 31, 2024)

Top 10 Issuers	(%)
Altria Group, Inc.	5.0%
Verisk Analytics, Inc.	4.7%
Marathon Petroleum Corp.	4.5%
Steel Dynamics, Inc.	4.3%
Lockheed Martin Corp.	4.0%
Synchrony Financial	3.8%
GoDaddy, Inc.	3.7%
Expeditors International of Washington, Inc.	3.5%
Booking Holdings, Inc.	3.3%
Valero Energy Corp.	3.2%
Sector Breakdown (% of net assets)
Changes to Fund’s Portfolio Manager or Portfolio Management Team.
In January 2024, Chris Meredith, CIO, resigned from OSAM, effective March 29th, 2024. Ehren Stanhope, Chief Investment Strategist and Scott Bartone, Chief Product Officer have been promoted to Co-Heads of the Investment Team. Ehren has specific responsibility for our strategies and Scott has responsibility for implementation. Strategies meaning – research, strategy creation, maintenance, and the daily requirements of portfolio management.
O’Shaughnessy Market Leaders Value Fund	PAGE 3	TSR_AR_00770X444

Implementation meaning - building trades, tax management decisions and trading. Ehren and Scott joined OSAM in 2010 and 2008 respectively. On December 31st, 2023, Patrick O’Shaughnessy transitioned to Chairman Emeritus at OSAM, stepping away from role as CEO and Portfolio Manager. Patrick will continue to support the OSAM management team as a spokesperson, client advocate, and strategic advisor. Executive Chairman Roger Paradiso continues leading the organization, working directly with senior leadership to shape firm vision, advance strategic initiatives, and oversee business execution. Roger has held this responsibility since June 2022. In addition, Joseph Giroux joined OSAM in September of 2023 as a Portfolio Manager. Prior to joining OSAM, Joe was a Global Equity Portfolio Manager at Franklin Templeton Investment Solutions, and predecessor firms Batterymarch/QS Investors over the past 11 years, where he was the lead Portfolio Manager on multiple funds, including the Franklin Global Equity Fund, Franklin Global Systematic Fund, Franklin Global Dividend Fund, Franklin Global Responsible Fund, and Franklin Global Market Neutral fund, achieving Morningstar Ratings of 4 and 5 Stars, and winning 12 Lipper Awards. Joe has over 30 years of quantitative investing experience and worked previously at Invesco; Standish, Ayer & Wood; The Boston Company; Evergreen Investments and Wells Capital. Joe holds a B.S. in Computer Science and M.S. in Information Technology from the New England Institute of Technology. However, the only current named Portfolio Managers on the Fund per the Prospectus remain Messrs, Stanhope, Bartone, Nitiutomo, and Mrs. Noelle.
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://osfunds.com/
The Fund is distributed by Quasar Distributors, LLC.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your O’Shaughnessy Asset Management, LLC documents not be householded, please contact O’Shaughnessy Asset Management, LLC at 1-877-291-7827, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by O’Shaughnessy Asset Management, LLC or your financial intermediary.
O’Shaughnessy Market Leaders Value Fund	PAGE 4	TSR_AR_00770X444

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Joe D. Redwine and Ms. Michele Rackey are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant including the review of federal income tax returns, review of federal excise tax returns, review of state tax returns, if any, and assistance with calculation of required income, capital gain and excise distributions. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 7/31/2024	FYE 7/31/2023
(a) Audit Fees	$17,500	$17,400
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees	$3,600	$3,600
(d) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 7/31/2024	FYE 7/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) During the audit of the registrant’s financial statements, 100% percent of the hours were attributed to work performed by persons other than full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 7/31/2024	FYE 7/31/2023
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 7 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

(a)

O’Shaughnessy Market Leaders Value Fund
Core Financial Statements
July 31, 2024

O’Shaughnessy Market Leaders Value Fund
Schedule of Investments
July 31, 2024

	Shares	Value
COMMON STOCKS - 102.9%
Aerospace & Defense - 6.0%
Lockheed Martin Corp.	15,649	$ 8,480,506
RTX Corp.	37,085	4,357,117
		12,837,623
Air Freight & Logistics - 3.5%
Expeditors International of Washington, Inc.	58,982	7,362,133
Broadline Retail - 1.2%
eBay, Inc.	46,827	2,604,049
Building Products - 3.7%
Builders FirstSource, Inc.(a)	38,406	6,428,012
Owens Corning	7,642	1,424,316
		7,852,328
Capital Markets - 4.7%
Bank of New York Mellon Corp.	64,054	4,167,994
Goldman Sachs Group, Inc.	4,492	2,286,562
Morgan Stanley	8,757	903,810
State Street Corp.	32,599	2,769,937
		10,128,303
Chemicals - 3.2%
CF Industries Holdings, Inc.	11,183	854,269
DuPont de Nemours, Inc.	71,397	5,975,929
		6,830,198
Commercial Banks - 5.4%
Citizens Financial Group, Inc.	49,724	2,121,723
PNC Financial Services Group, Inc.	12,783	2,315,002
Regions Financial Corp.	29,257	654,479
Wells Fargo & Co.	108,880	6,460,939
		11,552,143
Construction Materials - 0.8%
CRH PLC	19,853	1,701,402
Consumer Finance - 5.1%
Discover Financial Services	19,406	2,794,270
Synchrony Financial	159,250	8,088,307
		10,882,577
Containers & Packaging - 1.4%
Amcor PLC	279,724	2,945,494
Diversified Telecommunication Services - 2.2%
Verizon Communications, Inc.	115,632	4,685,409
Financial Services - 0.4%
Global Payments, Inc.	8,939	908,560

The accompanying notes are an integral part of these financial statements.

1

O’Shaughnessy Market Leaders Value Fund
Schedule of Investments
July 31, 2024(Continued)

	Shares	Value
COMMON STOCKS - (Continued)
Food Products - 3.2%
Bunge Global SA	18,915	$ 1,990,425
General Mills, Inc.	70,526	4,735,116
		6,725,541
Health Care Providers & Services - 2.2%
Cardinal Health, Inc.	31,823	3,208,713
Cigna Group	4,195	1,462,671
		4,671,384
Hotels, Restaurants & Leisure - 4.1%
Booking Holdings, Inc.	1,894	7,036,229
Expedia Group, Inc.(a)	13,690	1,747,802
		8,784,031
Household Durables - 0.8%
PulteGroup, Inc.	12,340	1,628,880
Industrial Conglomerates - 2.2%
3M Co.	35,651	4,547,285
Carlisle Companies, Inc.	240	100,459
		4,647,744
Insurance - 7.5%
Aflac, Inc.	51,638	4,925,232
American International Group, Inc.	56,872	4,505,969
Hartford Financial Services Group, Inc.	52,485	5,821,636
Prudential Financial, Inc.	6,113	766,081
		16,018,918
IT Services - 4.5%
Fidelity National Information Services, Inc.	20,196	1,551,659
GoDaddy, Inc. - Class A(a)	54,700	7,956,115
		9,507,774
Machinery - 1.1%
Caterpillar, Inc.	6,930	2,399,166
Media - 3.5%
Comcast Corp. - Class A	158,150	6,526,851
Fox Corp. - Class A	23,883	908,509
		7,435,360
Metals & Mining - 4.3%
Steel Dynamics, Inc.	69,277	9,229,082
Oil, Gas & Consumable Fuels - 10.6%
ConocoPhillips	23,512	2,614,534
Coterra Energy, Inc.	121,315	3,129,927
Marathon Petroleum Corp.	53,948	9,549,875

The accompanying notes are an integral part of these financial statements.

2

O’Shaughnessy Market Leaders Value Fund
Schedule of Investments
July 31, 2024(Continued)

	Shares	Value
COMMON STOCKS - (Continued)
Oil, Gas & Consumable Fuels - (Continued)
Phillips 66	3,199	$465,391
Valero Energy Corp.	42,151	6,816,660
		22,576,387
Pharmaceuticals - 3.9%
Bristol-Myers Squibb Co.	65,869	3,132,730
Johnson & Johnson	33,010	5,210,628
		8,343,358
Professional Services - 4.7%
Verisk Analytics, Inc.	38,551	10,090,724
Road & Rail - 0.1%
CSX Corp.	8,177	287,013
Semiconductors & Semiconductor Equipment - 0.7%
KLA Corp.	1,831	1,507,041
Software - 1.2%
AppLovin Corp. - Class A(a)	33,215	2,560,876
Specialty Retail - 2.4%
Best Buy Co., Inc.	31,973	2,766,304
Lowe's Cos., Inc.	9,706	2,382,920
		5,149,224
Technology Hardware, Storage & Peripherals - 1.8%
HP, Inc.	39,385	1,421,405
NetApp, Inc.	18,653	2,368,558
		3,789,963
Tobacco - 5.0%
Altria Group, Inc.	216,269	10,599,344
Wireless Telecommunication Services - 1.5%
T-Mobile US, Inc.	17,152	3,126,467
TOTAL COMMON STOCKS (Cost $175,027,949)		219,368,496
REAL ESTATE INVESTMENT TRUSTS - 0.2%
Host Hotels & Resorts, Inc.	28,341	496,251
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $578,786)		496,251
TOTAL INVESTMENTS - 103.1% (Cost $175,606,735)		219,864,747
Liabilities in Excess of Other Assets - (3.1)%		(6,644,409)
TOTAL NET ASSETS - 100.0%		$213,220,338

The accompanying notes are an integral part of these financial statements.

3

O’Shaughnessy Market Leaders Value Fund
Schedule of Investments
July 31, 2024(Continued)
Percentages are stated as a percent of net assets.
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
PLC - Public Limited Company
SA - Sociedad Anónima
(a)	Non-income producing security.
The accompanying notes are an integral part of these financial statements.

4

O’Shaughnessy Market Leaders Value Fund
Statement of Assets and Liabilities
at July 31, 2024

ASSETS
Investments in securities, at value (cost $175,606,735)	$219,864,747
Cash	434,803
Receivables:
Fund shares issued	113,149
Dividends	270,888
Dividend tax reclaim	11,485
Prepaid expenses	20,102
Total assets	220,715,174
LIABILITIES
Payables:
Fund shares redeemed	7,340,424
Administration fees	8,060
Audit fees	21,000
Transfer agent fees and expenses	14,921
Due to Advisor (Note 4)	74,315
Custody fees	4,948
Legal fees	2,121
Fund accounting fees	5,462
Chief Compliance Officer fee	2,500
Trustee fees and expenses	5,348
Shareholder reporting	13,149
Accrued other expenses	2,588
Total liabilities	7,494,836
NET ASSETS	$213,220,338
CALCULATION OF NET ASSET VALUE PER SHARE
Class I Shares
Net assets applicable to shares outstanding	$213,220,338
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	10,328,707
Net asset value, offering and redemption price per share	$20.64
COMPONENTS OF NET ASSETS
Paid-in capital	$166,861,745
Total distributable earnings	46,358,593
Net assets	$213,220,338

The accompanying notes are an integral part of these financial statements.

5

O’Shaughnessy Market Leaders Value Fund
STATEMENT OF OPERATIONS
For the Year Ended July 31, 2024

INVESTMENT INCOME
Dividends	$6,266,718
Total income	6,266,718
Expenses
Advisory fees (Note 4)	937,785
Transfer agent fees and expenses (Note 4)	86,219
Administration fees (Note 4)	48,165
Fund accounting fees (Note 4)	32,494
Registration fees	28,775
Audit fees	21,000
Reports to shareholders	18,984
Trustee fees and expenses	17,883
Custody fees (Note 4)	15,551
Chief Compliance Officer fee (Note 4)	15,000
Miscellaneous expense	11,105
Legal fees	8,340
Insurance expense	7,363
Total expenses	1,248,664
Net investment income	5,018,054
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	25,061,376
Net change in unrealized appreciation/(depreciation) on investments	13,828,006
Net realized and unrealized gain on investments	38,889,382
Net increase in net assets resulting from operations	$43,907,436

The accompanying notes are an integral part of these financial statements.

6

O’Shaughnessy Market Leaders Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31,
	2024	2023
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$5,018,054	$5,142,001
Net realized gain on investments	25,061,376	8,345,060
Net change in unrealized appreciation/(depreciation) on investments	13,828,006	14,039,879
Net increase in net assets resulting from operations	43,907,436	27,526,940
DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(9,599,602)	(18,420,211)
Total distributions to shareholders	(9,599,602)	(18,420,211)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares(a)	(66,170,268)	(19,696,289)
Total decrease in net assets	(31,862,434)	(10,589,560)
NET ASSETS
Beginning of year	245,082,772	255,672,332
End of year	$213,220,338	$245,082,772

(a)	A summary of share transactions is as follows:

	Year Ended July 31,
	2024	2023
Class I Shares
Net proceeds from shares sold	$21,775,460	$39,048,916
Distributions reinvested	8,523,063	16,702,581
Payment for shares redeemed	(96,468,791)	(75,447,786)
Net decrease in net assets from capital share transactions	$(66,170,268)	$(19,696,289)

	Year Ended July 31,
	2024	2023
Class I Shares
Shares sold	1,187,705	2,343,946
Shares issued on reinvestment of distributions	499,301	1,027,219
Shares redeemed	(5,163,512)	(4,595,266)
Net decrease in shares outstanding	(3,476,506)	(1,224,101)

The accompanying notes are an integral part of these financial statements.

7

O’Shaughnessy Market Leaders Value Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year
Class I Shares

	Year Ended July 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$17.75	$17.01	$17.62	$11.95	$13.64
Income from investment operations:
Net investment income	0.45	0.37	0.33	0.31	0.27†
Net realized and unrealized gain/(loss) on investments	3.18	1.62	(0.61)	5.67	(1.73)
Total from investment operations	3.63	1.99	(0.28)	5.98	(1.46)
Less distributions:
From net investment income	(0.40)	(0.34)	(0.33)	(0.31)	(0.23)
From net realized gain on investments	(0.34)	(0.91)	—	—	—
Total distributions	(0.74)	(1.25)	(0.33)	(0.31)	(0.23)
Redemption fees retained	—	—	—	—	0.00†^
Net asset value, end of year	$20.64	$17.75	$17.01	$17.62	$11.95
Total return	21.29%	12.38%	−1.67%	50.66%	−10.97%
Ratios/supplemental data:
Net assets, end of year (thousands)	$213,220	$245,083	$255,672	$255,000	$160,980
Ratio of expenses to average net assets:
Before fee waiver	0.54%	0.53%	0.52%	0.56%	0.57%
After fee waiver	0.54%	0.53%	0.52%	0.56%	0.57%
Ratio of net investment income to average net assets:
Before fee waiver	2.16%	2.13%	1.89%	1.98%	2.09%
After fee waiver	2.16%	2.13%	1.89%	1.98%	2.09%
Portfolio turnover rate	53.57%	63.50%	96.82%	68.71%	83.04%

†	Based on average shares outstanding.
^	Amount is less than $0.01 per share.
The accompanying notes are an integral part of these financial statements.

8

O’Shaughnessy Market Leaders Value Fund
NOTES TO FINANCIAL STATEMENTS
at July 31, 2024
NOTE 1 – ORGANIZATION
The O’Shaughnessy Market Leaders Value Fund (the “Fund”) is a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Fund, which is a diversified fund, began operations on February 26, 2016. The investment objective of the Fund is to seek long-term capital appreciation and current income. The Fund currently offers only Class I shares.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.
A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.
B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund identifies its major tax jurisdictions as U.S. federal and the state of Wisconsin. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
C.	Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.
The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.
Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.
D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended July 31, 2024, the Fund made the following permanent tax adjustments on the Statement of Assets and Liabilities:

Distributable Earnings	Paid-in Capital
$(4,793,191)	$4,793,191

9

O’Shaughnessy Market Leaders Value Fund
NOTES TO FINANCIAL STATEMENTS
at July 31, 2024(Continued)
E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs: The Fund may invest in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in their annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.
Foreign Currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated to U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate those portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.
H.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of July 31, 2024, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Refer to Note 11 for more information about subsequent events.

NOTE 3 – SECURITIES VALUATION
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:
Level 1 –
Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.
The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

10

O’Shaughnessy Market Leaders Value Fund
NOTES TO FINANCIAL STATEMENTS
at July 31, 2024(Continued)
Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks and real estate investment trusts, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market system for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. The values for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by a recognized independent pricing agent. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.
Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.
The Board of Trustees (the “Board”) has adopted a valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s net asset value (“NAV”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund’s investment advisor, O’Shaughnessy Asset Management, LLC (the “Advisor”), as the “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5, subject to the Board’s oversight. The Advisor, as Valuation Designee is, authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.
Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of July 31, 2024:

	Level 1	Level 2	Level 3	Total
Common Stocks	$219,368,496	$ —	$ —	$219,368,496
Real Estate Investment Trusts	496,251	—	—	496,251
Total Investments	$219,864,747	$—	$—	$219,864,747

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.
In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective July 24, 2024. The Fund has implemented these requirements.
In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the Fund’s financial statements.

11

O’Shaughnessy Market Leaders Value Fund
NOTES TO FINANCIAL STATEMENTS
at July 31, 2024(Continued)
NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Advisor provides the Fund with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly. The Fund pays fees calculated at an annual rate of 0.55% of average daily net assets for the first $25 million of assets, 0.45% of the Fund’s average daily net assets for the next $75 million of assets, and 0.35% of the Fund’s average daily net assets in excess of $100 million. For the year ended July 31, 2024, the Fund incurred $937,785 in advisory fees.
The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, taxes, interest expense, extraordinary expenses or class specific expenses such as Rule 12b-1 fees or shareholder servicing plan fees) to the extent necessary to limit the Fund’s aggregate annual operating expenses to 0.65% of average daily net assets.
The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund towards the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended July 31, 2024, there were no expenses waived or recouped by the Advisor. At July 31, 2024, there were no cumulative expenses subject to recapture.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund. The Custodian is an affiliate of Fund Services. Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended July 31, 2024 are disclosed in the Statement of Operations.
Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is a wholly-owned subsidiary of Foreside Financial Group, LLC, doing business as ACA Group.
NOTE 5 – SHAREHOLDER SERVICING FEE
The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Fund may pay servicing fees at an annual rate of up to 0.15% of the Fund’s average daily net assets. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended July 31, 2024, the Fund did not accrue shareholder servicing fees.
NOTE 6 – PURCHASES AND SALES OF SECURITIES
For the year ended July 31, 2024, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $120,705,509 and $183,154,242, respectively. There were no purchases or sales of U.S. government securities during the year ended July 31, 2024.

12

O’Shaughnessy Market Leaders Value Fund
NOTES TO FINANCIAL STATEMENTS
at July 31, 2024(Continued)
NOTE 7 – LINE OF CREDIT
The Fund has a secured line of credit in the amount of $5,000,000, or 10% of the market value of the Fund, or 33.33% of the fair value of unencumbered assets of the Fund. This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank N.A. During the year ended July 31, 2024, the Fund did not draw upon its line of credit.
NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the year ended July 31, 2024 and the year ended July 31, 2023 were as follows:

	July 31, 2024	July 31, 2023
Ordinary income	$5,200,746	$5,064,766
Long-term capital gains	4,398,856	13,355,445

As of July 31, 2024, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(a)	$175,608,505
Gross tax unrealized appreciation	$45,291,080
Gross tax unrealized depreciation	(1,034,838)
Net tax unrealized appreciation(a)	44,256,242
Undistributed ordinary income	2,558,060
Undistributed long-term capital gain	17,874,590
Total distributable earnings	20,432,650
Other accumulated gains/(losses)	(18,330,299)
Total accumulated earnings/(losses)	$ 46,358,593

(a)	The difference between book basis and tax basis net unrealized appreciation and cost are attributable primarily to the tax deferral of losses on wash sales adjustments.
At July 31, 2024, the Fund had short-term and long-term capital loss carryforwards of $17,744,558 and $585,741, respectively. These capital losses may be carried forward indefinitely to offset future gains.
NOTE 9 – PRINCIPAL RISKS
Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.
•
Equity Securities Risk. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. The values of convertible securities tend to decline as interest rates rise and, because of the conversion feature, tend to vary with fluctuations in the market value of the underlying equity security.

•
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant

13

O’Shaughnessy Market Leaders Value Fund
NOTES TO FINANCIAL STATEMENTS
at July 31, 2024(Continued)
periods of volatility in recent years and months due to a number of economic, political and global macro factors, which has resulted in disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.
•
Value Style Investing Risk. At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles. Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

•
Large-Sized Companies Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Small- and Medium-Sized Companies Risk. Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people. The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
Sector Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

•
REITs and Foreign Real Estate Company Risk. Investing in REITs and foreign real estate companies makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general, as well as tax compliance risks, and may involve duplication of management fees and other expenses. REITs and foreign real estate companies may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

•	Management Risk. The Fund is an actively managed portfolio. The Adviser’s management practices and investment strategies might not work to meet the Fund’s investment objective.
•
Depositary Receipts Risk. The Fund’s equity investments may take the form of sponsored or unsponsored depositary receipts. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

•
Foreign Securities and Emerging Markets Risk. The risks of investing in the securities of foreign issuers, including depositary receipts, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues. These risks are greater in emerging markets.

•
Investment Company Risk. When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. The Fund also will incur brokerage costs when it purchases ETFs.

14

O’Shaughnessy Market Leaders Value Fund
NOTES TO FINANCIAL STATEMENTS
at July 31, 2024(Continued)
•
Frontier Markets Risk. There is an additional increased risk of price volatility associated with frontier market countries (pre-emerging markets), which may be further magnified by currency fluctuations relative to the U.S. dollar. Frontier market countries generally have smaller economies or less developed capital markets than in more advanced emerging markets and, as a result, the risks of investing in emerging market countries may be magnified in frontier market countries.

NOTE 10 – OFFICERS
Effective March 22, 2024, Ms. Lillian Kabakali was appointed Secretary and Vice President of the Trust and Ms. Elaine Richards was appointed Assistant Secretary of the Trust. Previously, Ms. Kabakali served as Assistant Secretary and Ms. Richards served as Secretary and Vice President of the Trust. Effective June 6, 2024, Ms. Cheryl King retired from her service as Assistant Treasurer of the Trust.
NOTE 11 – SUBSEQUENT EVENTS (Unaudited)
At the board meeting held on June 27, 2024, the Board of Trustees (the “Board”) nominated two new Independent Trustees, Anne Kritzmire and Craig Wainscott, as well as one current Independent Trustee, Michele Rackey for election and appointment by shareholders of the Trust. At a special shareholder meeting held on August 27, 2024, shareholders voted to elect and appoint the three nominees as Independent Trustees to the Board. The vote results were as follows:

Outstanding Shares	Total Shares Voted(1)
610,254,146.13	422,548,104.53	69.24%

(1)	To approve the election of three Trustees to serve until his or her successor is elected and qualified.

	FOR(2)			WITHHOLD
	Shares Voted	% of Voted Shares	% of Outstanding Shares	Shares Voted	% of Voted Shares	% of Outstanding Shares
(01) Craig Wainscott	420,753,222.93	99.58%	68.95%	1,794,881.60	0.42%	0.29%
(02) Anne Kritzmire	420,814,806.36	99.59%	68.96%	1,733,298.17	0.41%	0.28%
(03) Michele Rackey	419,476,647.18	99.27%	68.74%	3,071,457.36	0.73%	0.50%

(1)	Quorum:
Forty percent of the shares of the Trust entitled to vote, present in person or represented by proxy, constitutes a quorum.
(2)	Vote Required:
The nominees will be elected as Trustees of the Trust if they receive a plurality of the votes cast by all shares of the Trust to be voted in the aggregate.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of
Advisors Series Trust and
Shareholders of
O’Shaughnessy Mutual Funds
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of the O’Shaughnessy Market Leaders Value Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of July 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2024 by correspondence with the custodian and brokers; when replies from brokers were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
September 26, 2024

16

(b)	Financial Highlights are included within the financial statements filed under Item 7 of this Form.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

There were no changes in or disagreements with accountants during the period covered by this report.

Item 9. Proxy Disclosure for Open-End Investment Companies.

See Item 7(a).

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

See Item 7(a).

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Advisors Series Trust

By (Signature and Title)*	/s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date	10/2/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date	10/2/2024

By (Signature and Title)*	/s/ Kevin J. Hayden
Kevin J. Hayden, Vice President/Treasurer/Principal Financial Officer

Date	10/4/2024

*	Print the name and title of each signing officer under his or her signature.